[GRAPHICS OMITTED]

DEUTSCHE ASSET MANAGEMENT

MUTUAL FUND

SEMI-ANNUAL REPORT

                                                                  April 30, 2001

SMALLER COMPANIES FUND

                               [GRAPHICS OMITTED]

A Member of the
DEUTSCHE BANK GROUP

Smaller Companies Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ..................................    3

              SMALLER COMPANIES FUND
                 Schedule of Investments ..............................    8
                 Statement of Assets and Liabilities ..................   10
                 Statement of Operations ..............................   11
                 Statements of Changes in Net Assets ..................   12
                 Financial Highlights .................................   13
                 Notes to Financial Statements ........................   15

                     --------------------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                     --------------------------------------

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                                        2

Smaller Companies Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for the Smaller Companies Fund (the 'Fund').

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio management team. The analysis highlights key factors influencing recent performance of the Fund and is followed by detailed financial statements for the six months ended April 30, 2001.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/s/ Signature

Audrey M.T. Jones and Doris R. Klug
Portfolio Managers of SMALLER COMPANIES FUND

--------------------------------------------------------------------------------

MARKET REVIEW
Overall, smaller capitalization stocks (ie stocks with market values among the smallest 20% of all publicly traded firms) outperformed both their large cap and mid cap counterparts during the six months ended April 30, 2001. Still, the semi-annual period proved to be difficult for stocks across all market capitalizations. The S&P SmallCap 600 Index returned 1.18% for the semi-annual period, as compared to the S&P 500 Index 1 return of -12.07% and the S&P MidCap 400 Index 2 return of -1.40%. In contrast to recent years, value stocks significantly outperformed growth stocks within the smaller cap sector during this semi-annual period, as measured by the Russell 2000 Value Index 3 versus the Russell 2000 Growth Index. 4

Equity markets began the semi-annual period with a continuation of the September and October 2000 sell-off. A dramatic slowdown in US GDP growth to approximately 1% in the fourth calendar quarter versus 2.2% in the third quarter of 2000 and 5.6% in the second particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The

 SECTOR ALLOCATION
 By Sector as of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)

   Credit Sensitive ........................    22.72%
   Consumer ................................    22.06
   Health Care .............................    12.91
   Technology ..............................    12.60
   Energy ..................................    12.44
   Transportation ..........................     5.85
   Capital Goods ...........................     4.90
   Service Companies .......................     3.45
   Process Industries ......................     3.07
                                               ------
                                               100.00%
                                               ======

 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2001
 (percentages are based on total net assets of the Portfolio)

   ResMed, Inc. ............................     3.60%
   Chicos FAS, Inc. ........................     2.11
   Dime Bancorp, Inc. ......................     2.10
   Marine Drilling Companies, Inc. .........     2.05
   LaBranche & Co., Inc. ...................     1.94
   Lennar Corp. ............................     1.93
   Barrett Resources Corp. .................     1.92
   Global Industries, Ltd. .................     1.88
   Genesco, Inc. ...........................     1.86
   Commercial Federal Corp. ................     1.86

--------------------------------------------------------------------------------
1 The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies.
2 The S&P MidCap 400 Index is an unmanaged index used to portray the pattern of common stock movement of 400 publicly held midsize US companies.
3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
4 The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

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                                        3

Smaller Companies Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Technology sector's weakness carried over to other sectors, as companies pre-announced lowered earnings due to weak demand and higher costs.

The first calendar quarter of 2001 experienced a brief, sharp rally in response to two interest rate cuts of 0.50% each by the Federal Reserve Board during January. Also, a true 'January Effect' occurred in the smaller cap market, whereby a large amount of cash flowed into the market following tax loss selling during the previous quarter. The result was that companies with the smallest market capitalizations delivered the best returns during January. However, weakness across all segments of the equity markets quickly resumed and continued through the quarter despite an additional interest rate cut of 0.50% on March
20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the previous months, technology stocks were impacted particularly hard, as were telecommunications stocks. It had become increasingly clear that the rapid pace of growth in these two sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable.

After touching lows in April, all equity indices posted impressive performance for the month. Both technology and growth-oriented names rebounded, as fears about the economic slowdown lessened and another surprise interest rate cut of 0.50% by the Federal Reserve Board on April 18th boosted investor sentiment. While Technology recovered the most, all other sectors of the S&P SmallCap 600 Index also ended in positive territory for the month. For the fifth consecutive month, smaller-cap stocks outperformed their large-cap counterparts.

INVESTMENT REVIEW
The Smaller Companies Fund underperformed its key benchmark for the six-month period. The Institutional Class of the Fund had a total return of -1.27% for the six months ended April 30, 2001, as compared to 1.18% for the S&P SmallCap 600 Index.

Specific stock selection and sector positioning had mixed results. More specifically, among the Fund's best performers during the semi-annual period were ResMed, Inc. in Health Care, BJ Services Co. in Energy and Dime Bancorp, Inc. in Credit Sensitive. On the other hand, InFocus Corp., Symyx Technologies and

                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended          6 Months     1 Year   3 Years  5 Years     Since  1 Year    3 Years  5 Years     Since
   April 30, 2001                                                Inception                             Inception

------------------------------------------------------------------------------------------------------------------
 Smaller Companies Fund
   Institutional Class 1
   (inception 6/30/95)     (1.27)%      1.89%    36.85%   85.84%   143.15%    1.89%    11.02%    13.20%   16.45%
   Investment Class 1
   (inception 7/11/97)     (1.41)%      1.67%    35.81%     --      59.79%    1.67%    10.74%      --     13.12%
------------------------------------------------------------------------------------------------------------------
 S&P SmallCap 600 Index 2   1.18%       8.09%    11.63%   69.97%   115.28%    8.09%     3.73%    11.19%   14.05%
------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap
   Core Funds Average 3     1.99%       5.74%    11.74%   73.36%   123.89%4   5.74%     3.34%    11.06%   14.18% 4
------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. On March 31, 2001, Lipper reclassified Smaller Companies Fund from the Lipper SmallCap Growth Funds Category to the Lipper Small CapCore Funds Category.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the periods beginning June 30, 1995.

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                                        4

Smaller Companies Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Filenet Corp., each of the Technology sector, hampered Fund performance.

Over the semi-annual period, positions in the Energy, Credit Sensitive and Capital Goods sectors contributed to positive performance, but negative returns from the Technology, Health Care and Service Companies sectors hindered Fund performance. The weighted average market cap of the Fund's investments on April 30, 2001 was $1.306 billion. The weighted median market cap of the Fund's investments on April 30, 2001 was $1.071 billion. 1

It is important to note that over the longer term, the Fund continued to be an outstanding performer, as you can see in the accompanying table of cumulative and average annual total returns.

MANAGER OUTLOOK
Our outlook for the equity markets in general is cautiously optimistic. The question remains whether the US is currently experiencing an economic 'soft landing' or is headed for a recession. At present, economic data seems to point to moderate economic growth, contained inflationary pressures, the possibility of a near-term tax cut for the consumer and an accommodating Federal Reserve Board expected to lower interest rates through the second quarter of 2001. In our view, most economic indicators have not yet declined to levels that would qualify as a recession.

Given this economic view, the stage is set for a rebound in business sentiment, which appears to be at the tail end of an inventory correction. Business confidence has been unduly impacted in proportion to consumer confidence, but high labor productivity should be among the favorable secular trends supporting a rebound in the manufacturing sector. Also, if consumer spending remains resilient (supported by recent housing, retail and automobile sales data), the current economic deceleration could prove short-lived.

The smaller-cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for smaller-cap investors. Adding to our overall favorable outlook for the smaller-cap equity market in particular are favorable fundamentals. Smaller-cap profit growth estimates are expected to beat their large-cap counterparts for the first quarter of 2001, making this the fourth consecutive quarter, if projections are achieved, that small-cap companies will have beaten large-cap stocks in profit growth.

In our view, the relative outperformance of small-cap stocks compared to large-cap stocks in calendar years 1999 and 2000 and into the first four months of 2001 may be the beginning of an extended period of sustained outperformance. The first months of 2001 saw a more disciplined market, as relative valuations impacted market performance. Smaller-cap stocks continued to be relatively and attractively undervalued.

Still, we believe there are several risks to the equity markets in general, including the smaller-cap market, over the rest of the year. These include ongoing deterioration in business capital spending and consumer spending, persistent weakness in investor and consumer sentiment, as companies continue to make weak profit forecasts and lay-off announcements, and uncertainty over energy prices and the global manufacturing slowdown. Earnings disappointments continue to present the primary investment risk. However, we expect strong earnings growth to be the key driver of smaller companies' future performance.

Consistent with this outlook, we continue to emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. As we seek capital appreciation as our Fund objective, our focus remains on seeking undervalued stocks with fast-growing earnings and superior near-to-intermediate-term performance potential.

--------------------------------------------------------------------------------
1 Weighted Average Market Cap and Weighted Median Market Cap are indicators of the size of companies in which the Fund invests. The Weighted Average Market Cap is the sum of each security's weight in the portfolio multiplied by the security's market cap. The Weighted Median Market Cap is the midpoint of market capitalization of the Fund's securities, weighted by the proportion of the Fund's assets invested in each security. Securities representing half of the Fund's assets have a market capitalization above the median, and the rest are below it.

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                                        5

Smaller Companies Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON


                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SMALLER COMPANIES FUND--INSTITUTIONAL CLASS, S&P SMALLCAP 600 INDEX AND LIPPER SMALL CAP CORE FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE JUNE 30, 1995) 1

US$


                          Smaller Companies Fund--          S&P SmallCap 600            Lipper Small Cap Core
                        Institutional Class $607,875         Index $538,205             Funds Average $554,002
6/30/95                           $250,000                      $250,000                      $250,000
7/31/95                            256,750                       269,125                       263,989
8/31/95                            264,500                       274,965                       270,098
9/30/95                            271,000                       281,977                       274,671
10/31/95                           263,750                       268,075                       263,179
11/30/95                           276,250                       278,664                       272,489
12/31/95                           283,750                       283,262                       279,334
1/31/96                            285,450                       283,857                       278,815
2/29/96                            290,225                       293,167                       288,975
3/31/96                            302,000                       299,441                       296,629
4/30/96                            327,075                       316,629                       314,540
5/31/96                            336,875                       327,870                       326,987
6/30/96                            326,575                       315,017                       315,759
7/31/96                            293,475                       293,344                       293,167
8/31/96                            309,275                       311,472                       308,823
9/30/96                            326,575                       325,146                       320,989
10/31/96                           328,600                       322,903                       319,879
11/30/96                           342,900                       339,661                       331,326
12/31/96                           346,775                       343,635                       337,784
1/31/97                            347,600                       349,340                       348,143
2/28/97                            329,700                       342,108                       343,094
3/31/97                            314,300                       324,558                       329,833
4/30/97                            312,650                       328,550                       328,681
5/31/97                            353,650                       367,155                       362,507
6/30/97                            366,575                       383,383                       382,811
7/31/97                            398,225                       407,498                       405,597
8/31/97                            406,475                       417,767                       416,360
9/30/97                            428,775                       445,381                       445,187
10/31/97                           405,100                       426,141                       430,245
11/30/97                           400,975                       423,030                       424,868
12/31/97                           399,250                       431,575                       428,288
1/31/98                            385,525                       423,159                       420,765
2/28/98                            420,475                       461,709                       450,301
3/31/98                            446,700                       479,347                       472,843
4/30/98                            444,200                       482,175                       476,213
5/31/98                            421,100                       456,619                       453,559
6/30/98                            435,775                       457,898                       448,562
7/31/98                            403,000                       422,915                       416,816
8/31/98                            314,350                       341,292                       338,538
9/30/98                            335,875                       362,179                       353,035
10/31/98                           350,250                       378,984                       367,237
11/30/98                           373,975                       400,321                       384,331
12/31/98                           403,475                       425,862                       401,359
1/31/99                            407,875                       420,538                       399,754
2/28/99                            365,925                       382,648                       370,718
3/31/99                            379,075                       387,584                       371,502
4/30/99                            414,425                       413,203                       403,856
5/31/99                            405,050                       423,244                       416,117
6/30/99                            428,200                       447,327                       435,850
7/31/99                            426,950                       443,390                       433,120
8/31/99                            416,950                       423,881                       418,543
9/30/99                            430,400                       425,661                       416,445
10/31/99                           438,225                       424,597                       414,388
11/30/99                           479,225                       442,473                       440,933
12/31/99                           546,225                       478,711                       481,364
1/31/00                            523,375                       463,871                       475,531
2/29/00                            647,625                       525,984                       531,877
3/31/00                            657,350                       506,522                       532,903
4/30/00                            596,625                       497,861                       512,056
5/31/00                            556,225                       483,124                       498,136
6/30/00                            612,900                       511,677                       536,262
7/31/00                            563,125                       499,141                       523,332
8/31/00                            622,900                       543,364                       566,134
9/30/00                            625,100                       528,585                       552,861
10/31/00                           615,700                       531,915                       534,979
11/30/00                           543,400                       476,550                       489,272
12/31/00                           624,825                       535,300                       534,980
1/31/01                            645,950                       558,175                       568,371
2/28/01                            597,100                       524,125                       536,905
3/31/01                            557,375                       500,100                       512,674
4/30/01                            607,875                       538,200                       554,002



                                                                                       AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                                          1 Year   3 Years      5 Years       Since
   April 30, 2001                                                                                         6/30/95 1

 Smaller Companies Fund--Institutional Class                               1.89%    11.02%       13.20%      16.45%

--------------------------------------------------------------------------------

1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Smaller Companies Fund from the Lipper Small Cap Growth Funds Category to the Lipper Small Cap Core Funds Category.
Benchmark returns are for the period beginning June 30, 1995.

--------------------------------------------------------------------------------
                                        6

Smaller Companies Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SMALLER COMPANIES FUND--INVESTMENT CLASS, S&P SMALLCAP 600 INDEX
AND LIPPER SMALL CAP CORE FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE JULY 11, 1997)1

US$


                            Smaller Companies Fund--          S&P SmallCap 600          Lipper Small Cap Core
                           Investment Class $15,979            Index $13,209            Funds Average $13,198

7/11/97                            $10,000                       $10,000                       $10,000
8/31/97                             10,789                        10,252                        10,266
9/30/97                             11,373                        10,930                        11,004
10/31/97                            10,745                        10,457                        10,622
11/30/97                            10,636                        10,381                        10,519
12/31/97                            10,581                        10,591                        10,602
1/31/98                             10,217                        10,384                        10,409
2/28/98                             11,136                        11,330                        11,153
3/31/98                             11,832                        11,763                        11,703
4/30/98                             11,766                        11,833                        11,796
5/31/98                             11,145                        11,205                        11,213
6/30/98                             11,542                        11,237                        11,128
7/31/98                             10,672                        10,378                        10,349
8/31/98                              8,319                         8,375                         8,345
9/30/98                              8,883                         8,888                         8,716
10/31/98                             9,264                         9,300                         9,069
11/30/98                             9,885                         9,824                         9,535
12/31/98                            10,658                        10,451                        10,025
1/31/99                             10,783                        10,320                         9,952
2/28/99                              9,661                         9,390                         9,211
3/31/99                             10,010                         9,511                         9,194
4/30/99                             10,941                        10,140                         9,952
5/31/99                             10,700                        10,386                        10,229
6/30/99                             11,306                        10,977                        10,745
7/31/99                             11,265                        10,881                        10,671
8/31/99                             11,007                        10,402                        10,289
9/30/99                             11,364                        10,446                        10,231
10/31/99                            11,564                        10,420                        10,220
11/30/99                            12,635                        10,858                        10,903
12/31/99                            14,405                        11,748                        11,948
1/31/00                             13,798                        11,383                        11,760
2/29/00                             17,071                        12,908                        13,265
3/31/00                             17,329                        12,430                        13,190
4/30/00                             15,717                        12,218                        12,550
5/31/00                             14,654                        11,856                        12,039
6/30/00                             16,149                        12,557                        13,040
7/31/00                             14,828                        12,249                        12,667
8/31/00                             16,407                        13,334                        13,765
9/30/00                             16,457                        12,971                        13,357
10/31/00                            16,207                        13,053                        12,938
11/30/00                            14,297                        11,696                        11,750
12/31/00                            16,442                        13,138                        12,842
1/31/01                             16,992                        13,699                        13,596
2/28/01                             15,704                        12,863                        12,805
3/31/01                             14,658                        12,274                        12,174
4/30/01                             15,979                        13,209                        13,198


                                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                                  1 Year      3 Years      Since
   April 30, 2001                                                                      7/11/97 1

 Smaller Companies Fund--Investment Class                          1.67%       10.74%     13.12%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Smaller Companies Fund from the Lipper Small Cap Growth Funds Category to the Lipper Small Cap Core Funds Category.
Benchmark returns are for the period beginning July 31, 1997.

--------------------------------------------------------------------------------
                                        7

Smaller Companies Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

    SHARES    SECURITY                                  VALUE

              COMMON STOCK--90.60%
              CAPITAL GOODS--4.44%
     4,300    Belden, Inc. ......................     $  101,523
     3,600    C&D Technologies, Inc. ............        127,728
     2,500    Oshkosh Truck Corp. ...............         97,450
     3,250    Park Electrochemical Corp. ........         76,375
                                                      ----------
                                                         403,076
                                                      ----------
              CONSUMER--19.99%
     2,700    American Italian Pasta Co. 1 ......         96,120
     4,300    Bally Total Fitness Holding Corp. 1        117,820
     2,600    BorgWarner, Inc. ..................        115,778
     4,300    Chicos FAS, Inc. 1 ................        191,823
     3,550    Christopher & Banks Corp. 1 .......        140,402
     1,200    Constellation Brands, Inc. 1 ......         78,300
     6,700    Dal-Tile International, Inc. 1 ....         99,830
     3,300    Furniture Brands International, Inc. 1      74,811
     5,900    Genesco, Inc. 1 ...................        168,740
     7,800    Gildan Activewear, Inc., Class A 1         129,480
     3,400    Mohawk Industries, Inc. 1 .........        111,044
     2,500    RARE Hospitality International, Inc. 1      69,875
     4,600    Rayovac Corp. 1 ...................         95,680
     2,300    Salton, Inc. 1 ....................         39,744
     5,400    Sonic Corp. 1 .....................        150,498
     2,200    The Men's Wearhouse, Inc. 1 .......         55,990
     3,700    WMS Industries, Inc. 1 ............         77,219
                                                      ----------
                                                       1,813,154
                                                      ----------
              CREDIT SENSITIVE--20.58%
     1,200    Affiliated Managers Group, Inc. 1 .         67,464
     1,600    AmeriCredit Corp. 1 ...............         74,176
     3,500    Annuity and Life Re Holdings, Ltd.         104,475
     2,075    Astoria Financial Corp. ...........        120,059
     7,700    Commercial Federal Corp. ..........        168,630
     4,217    D.R. Horton, Inc. .................        102,136
     5,700    Dime Bancorp, Inc. ................        190,095
     4,900    Hibernia Corp., Class A ...........         79,968
     4,900    LaBranche & Co., Inc. .............        176,400
     1,600    LandAmerica Financial Group, Inc. .         48,000
     4,000    Lennar Corp. ......................        175,080
     5,800    LNR Property Corp. ................        165,300
     6,250    Philadelphia Suburban Corp. .......        145,625
     2,500    RGS Energy Group, Inc. ............         93,000
     4,200    South Financial Group, Inc. .......         69,720
     8,200    Sovereign Bancorp, Inc. ...........         87,002
                                                      ----------
                                                       1,867,130
                                                      ----------

    SHARES    SECURITY                                  VALUE

              ENERGY--11.27%
     1,300    Arch Coal, Inc. ...................     $   40,235
     2,700    Barrett Resources Corp. 1 .........        173,745
    10,700    Global Industries, Ltd. 1 .........        170,986
     4,000    Input/Output, Inc. 1 ..............         44,400
     6,200    Marine Drilling Companies, Inc. 1 .        185,814
     3,300    Massey Energy Co. .................         74,283
     3,100    National-Oilwell, Inc. 1 ..........        122,605
     3,300    Oil States International, Inc. 1 ..         34,650
     2,300    Tom Brown, Inc. 1 .................         58,880
     3,600    Veritas DGC, Inc. 1 ...............        117,000
                                                      ----------
                                                       1,022,598
                                                      ----------
              HEALTH CARE--11.69%
     4,650    Accredo Health, Inc 1 .............        158,379
     2,700    AeroGen, Inc. 1 ...................          9,936
     6,500    Caremark Rx, Inc. 1 ...............        103,025
     4,900    Cell Genesys, Inc. 1 ..............         77,518
     3,400    Coventry Health Care, Inc. 1 ......         69,802
       100    Priority Healthcare Corp., Class A 1         3,050
     2,250    Province Healthcare Co. 1 .........         57,645
     7,300    ResMed, Inc. 1 ....................        327,040
     2,100    SonoSite, Inc. 1 ..................         29,736
     1,500    Trigon Healthcare, Inc. 1 .........         90,315
    12,000    XOMA Ltd. 1 .......................        134,280
                                                      ----------
                                                       1,060,726
                                                      ----------
              PROCESS INDUSTRIES--2.79%
     1,700    Bowater, Inc. .....................         82,450
     1,900    Lone Star Technologies, Inc. 1 ....        100,130
     1,600    Rayonier, Inc. ....................         70,160
                                                      ----------
                                                         252,740
                                                      ----------
              SERVICE COMPANIES--3.13%
     2,700    Alamosa PCS Holdings, Inc. 1 ......         37,773
     4,000    FreeMarkets, Inc. 1 ...............         38,360
     6,100    Pac-West Telecomm, Inc. 1 .........         17,629
     4,480    Price Communications Corp. 1 ......         80,730
     3,200    SBA Communications Corp. 1 ........        109,088
                                                      ----------
                                                         283,580
                                                      ----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Smaller Companies Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)


    SHARES    SECURITY                                  VALUE

              TECHNOLOGY--11.41%
     2,900    Applied Films Corp. 1 .............     $   47,531
     4,300    Avid Technology,Inc. 1 ............         74,605
     4,500    Computer Network Technology Corp. 1         45,450
     3,400    Credence Systems Corp. 1 ..........         80,750
     2,400    DuPont Photomasks, Inc. 1 .........        133,920
     6,400    FileNET Corp. 1 ...................         89,600
     2,400    IntraNet Solutions, Inc. 1 ........         79,392
     5,400    Keane, Inc. 1 .....................         95,850
     3,500    Mentor Graphics Corp. 1 ...........         92,085
     3,800    Photronics, Inc. 1 ................        109,098
     3,500    Symyx Technologies 1 ..............         97,650
    16,800    Western Digital Corp. 1 ...........         89,376
                                                      ----------
                                                       1,035,307
                                                      ----------

    SHARES    SECURITY                                  VALUE

              TRANSPORTATION--5.30%
     3,700    Atlantic Coast Airlines Holdings,
                Inc. 1 ..........................     $   89,540
     2,100    SkyWest, Inc. .....................         55,650
     7,600    Swift Transportion Co., Inc. 1 ....        138,396
     1,300    Tidewater, Inc. ...................         60,931
     5,200    USFreightways Corp. ...............        136,292
                                                      ----------
                                                         480,809
                                                      ----------
TOTAL COMMON STOCK
   (Cost $6,858,082) ............................     $8,219,120
                                                      ----------
TOTAL INVESTMENTS
   (Cost $6,858,082) ...............  90.60%          $8,219,120

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..................   9.40              853,290
                                     ------           ----------
NET ASSETS ......................... 100.00%          $9,072,410
                                     ======           ==========

--------------------------------------------------------------------------------
1 Non-income producing security for six months ended April 30, 2001.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        9

Smaller Companies Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                               APRIL 30, 2001

ASSETS
   Investments at value (cost $6,858,082) ..............           $8,219,120
   Cash ................................................              956,206
   Receivable for securities sold ......................               80,013
   Receivable for capital shares sold ..................               31,762
   Dividend and interest receivable ....................                1,757
   Due from advisor ....................................               25,421
   Other assets ........................................                7,246
                                                                   ----------
Total assets ...........................................            9,321,525
                                                                   ----------
LIABILITIES
   Due to administrator ................................                4,901
   Payable for securities purchased ....................              139,803
   Payable for capital shares redeemed .................               71,643
   Accrued expenses and other ..........................               32,768
                                                                   ----------
Total liabilities ......................................              249,115
                                                                   ----------
NET ASSETS .............................................           $9,072,410
                                                                   ==========
COMPOSITION OF NET ASSETS
   Paid-in capital .....................................           $7,446,040
   Accumulated expenses in excess of income ............              (23,453)
   Accumulated net realized gain on investments ........              288,785
   Net unrealized appreciation on investments ..........            1,361,038
                                                                   ----------
NET ASSETS .............................................           $9,072,410
                                                                   ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 1 ...............................           $    14.69
                                                                   ==========
   Investment Class 2 ..................................           $    14.51
                                                                   ==========

--------------------------------------------------------------------------------
1 Net asset value, redemption price and offering price per share (based on net assets of $8,608,905 and 586,033 shares outstanding; $0.001 par value, unlimited number of shares authorized).
2 Net asset value, redemption price and offering price per share (based on net assets of $463,505 and 31,935 shares outstanding; $0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Smaller Companies Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                               FOR THE SIX MONTHS ENDED
                                                                         APRIL 30, 2001
INVESTMENT INCOME
   Dividends .......................................................          $  16,512
   Interest ........................................................             12,294
                                                                              ---------
Total investment income ............................................             28,806
                                                                              ---------
EXPENSES
   Investment advisory fees ........................................             40,819
   Printing and shareholder reports ................................             19,505
   Professional fees ...............................................             19,351
   Custody fees ....................................................             17,802
   Administration fees .............................................              9,434
   Directors' fees .................................................              3,975
   Service plan fees ...............................................                559
   Miscellaneous ...................................................                622
                                                                              ---------
Total expenses .....................................................            112,067
Less: fee waivers and/or expense reimbursements ....................            (57,033)
      waiver by custodian 1 ........................................             (2,775)
                                                                              ---------
Net expenses .......................................................             52,259
                                                                              ---------
EXPENSES IN EXCESS OF INCOME .......................................            (23,453)
                                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from investment transactions ..................            293,720
   Net change in unrealized appreciation/depreciation on investments           (396,034)
                                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ....................           (102,314)
                                                                              ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS .........................          $(125,767)
                                                                              =========

--------------------------------------------------------------------------------

1 One-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       11

Smaller Companies Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                  FOR THE SIX               FOR THE
                                                                 MONTHS ENDED            YEAR ENDED
                                                             APRIL 30, 2001 1      OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ........................          $   (23,453)          $   (51,675)
   Net realized gain on investments ....................              293,720             2,292,160
   Net change in unrealized appreciation/depreciation
     on investments ....................................             (396,034)              441,410
                                                                  -----------           -----------
   Net increase (decrease) in net assets from operations             (125,767)            2,681,895
                                                                  -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains from investment transactions
     Institutional Class ...............................           (1,749,020)                   --
     Investment Class ..................................             (108,500)                   --
                                                                  -----------           -----------
Total distributions ....................................           (1,857,520)                   --
                                                                  -----------           -----------
CAPITAL SHARE TRANSACTIONS
   INSTITUTIONAL CLASS
     Proceeds from sales of shares .....................            1,498,465               733,005
     Dividend reinvestments ............................            1,731,544                    --
     Cost of shares redeemed ...........................             (571,563)           (1,760,815)
                                                                  -----------           -----------
   Increase (decrease) in net assets from Institutional
     Class transactions ................................            2,658,446            (1,027,810)
                                                                  -----------           -----------
   INVESTMENT CLASS
     Proceeds from sales of shares .....................               20,346                20,512
     Dividend reinvestments ............................              108,492                    --
     Cost of shares redeemed ...........................              (19,170)              (25,984)
                                                                  -----------           -----------
Increase (decrease) in net assets from Investment
   Class transactions ..................................              109,668                (5,472)
                                                                  -----------           -----------
Net increase (decrease) in net assets from capital
   share transactions ..................................            2,768,114            (1,033,282)
                                                                  -----------           -----------
TOTAL INCREASE IN NET ASSETS ...........................              784,827             1,648,613
NET ASSETS
   Beginning of period .................................            8,287,583             6,638,970
                                                                  -----------           -----------
   End of period .......................................          $ 9,072,410           $ 8,287,583
                                                                  ===========           ===========

--------------------------------------------------------------------------------

1 Unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       12

Smaller Companies Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS                    FOR THE SIX
                                       MONTHS ENDED
                                          APRIL 30,                                           FOR THE YEARS ENDED OCTOBER 31,
                                             2001 1            2000         1999         1998            1997            1996
PER SHARE OPERATING PERFORMANCE:
   NET ASSET VALUE,
     BEGINNING OF PERIOD .............       $19.66          $13.99       $11.22       $14.72          $13.10          $10.55
                                             ------          ------       ------       ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............        (0.04)          (0.11)        0.00        (0.01)          (0.03)          (0.02)
   Net realized and unrealized gain
     (loss) on investment transactions        (0.40)           5.78         2.80        (1.81)           2.87            2.61
                                             ------          ------       ------       ------          ------          ------
Total from investment operations .....        (0.44)           5.67         2.80        (1.82)           2.84            2.59
                                             ------          ------       ------       ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............           --              --        (0.03)          --              --           (0.04)
   Realized capital gain from
     investment transactions .........        (4.53)             --           --        (1.68)          (1.22)             --
                                             ------          ------       ------       ------          ------          ------
Total distributions ..................        (4.53)             --        (0.03)       (1.68)          (1.22)          (0.04)
                                             ------          ------       ------       ------          ------          ------
NET ASSET VALUE, END OF PERIOD .......       $14.69          $19.66       $13.99       $11.22          $14.72          $13.10
                                             ======          ======       ======       ======          ======          ======
TOTAL INVESTMENT RETURN ..............        (1.27)%         40.50%       25.03%      (13.54)%         23.29%          24.58%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..................       $8,609          $7,818       $6,299       $4,734          $5,724          $4,115
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ............        (0.56)% 2,3     (0.55)%      (0.78)%       0.26%          (0.29)%         (0.23)% 2
     Expenses after waivers and/or
        reimbursements ...............         1.25% 2,3       1.25%        1.25%        1.25%           1.25%           1.25% 2
     Expenses before waivers and/or
        reimbursements ...............         2.65% 2,3       3.15%        4.40%        2.44%           2.63%           2.55% 2
   Portfolio turnover rate ...........           59%            122%         105%         108%            122%            141%

--------------------------------------------------------------------------------

1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by the custodian.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Smaller Companies Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INVESTMENT CLASS                         FOR THE SIX                                              FOR THE PERIOD
                                         MONTHS ENDED                             FOR THE YEARS   JULY 11, 1997 2
                                            APRIL 30,                         ENDED OCTOBER 31,           THROUGH
                                               2001 1          2000          1999          1998  OCTOBER 31, 1997
PER SHARE OPERATING PERFORMANCE:
   NET ASSET VALUE,
     BEGINNING OF PERIOD .............         $19.50        $13.91        $11.18        $14.71            $13.77
                                               ------        ------        ------        ------            ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...............          (0.06)        (0.16)         0.00         (0.05)            (0.03)
   Net realized and unrealized gain
     (loss) on investment transactions          (0.40)         5.75          2.76         (1.80)             0.97
                                               ------        ------        ------        ------            ------
Total from investment operations .....          (0.46)         5.59          2.76         (1.85)             0.94
                                               ------        ------        ------        ------            ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............             --            --         (0.03)           --                --
   Realized capital gain from
     investment transactions .........          (4.53)           --            --         (1.68)               --
                                               ------        ------        ------        ------            ------
Total distributions ..................          (4.53)           --         (0.03)        (1.68)               --
                                               ------        ------        ------        ------            ------
NET ASSET VALUE, END OF PERIOD .......         $14.51        $19.50        $13.91        $11.18            $14.71
                                               ======        ======        ======        ======            ======
TOTAL INVESTMENT RETURN ..............          (1.41)%       40.16%        24.74%       (13.79)%            7.45%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..................           $463          $470          $340          $997                $6
   Ratios to average net assets:
     Expenses in excess of income ....          (0.81)% 3,4   (2.17)%       (1.03)%        0.09%            (0.77)% 3
     Expenses after waivers and/or
        reimbursements ...............           1.50% 3,4     1.50%         1.50%         1.50%             1.50% 3
     Expenses before waivers and/or
        reimbursements ...............           2.90% 3,4     3.40%         3.98%         2.76%             2.79% 3
   Portfolio turnover rate ...........             59%          122%          105%          108%              122%

--------------------------------------------------------------------------------

1 Unaudited.
2 Inception date.
3 Annualized.
4 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Smaller Companies Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios. The accompanying financial statements and notes thereto relate to the Smaller Companies Fund (the 'Fund'). The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Fund began operations on June 30, 1995.

B. VALUATION OF SECURITIES
Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of DeAM, Inc. (Deutsche Asset Management, Inc.), reflect market value are valued by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by DeAM, Inc. subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------

Smaller Companies Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

G. CASH
Deposits held at Brown Brother's Harriman ('BBH'), the Fund's custodian, in a variable rate account are classified as cash. At April 30, 2001 the interest rate was 4.07%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

H. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

I. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES

Under the advisory agreement with the Trust, DeAM, Inc. serves as the investment advisor for the Fund. Under the agreement, DeAM, Inc. receives on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DeAM, Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which DeAM, Inc., will receive, on a monthly basis, a fee at an annual rate of 0.22% based upon the average daily net assets of the Fund.

DeAM, Inc., generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. DeAM, Inc. is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by DeAM, Inc. and not the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly-owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust.

The Investment Advisor and Administrator have agreed to reduce their fees and/or reimburse the Fund through February 28, 2002, to the extent necessary, to limit the Fund's operating expenses to 1.25% of the average daily net assets of the Institutional Class and 1.50% of the average daily net assets of the Investment Class.

Certain officers of the Trust are affiliated with the Administrator or the Advisor. These individuals are not compensated by the Trust for serving in this capacity.

The Trust, on behalf of the Fund, has adopted a service plan pursuant to which the Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

At April 30, 2001 the Fund was a participant in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for the fund under the credit facility for the six months ended April 30, 2001.

--------------------------------------------------------------------------------

Smaller Companies Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2001, were $4,674,681 and $4,601,789, respectively.

For federal income tax purposes, the tax basis of investments held at April 30, 2001 was $6,848,082. The aggregate gross unrealized appreciation for all investments at April 30, 2001 was $2,011,818 and the aggregate gross unrealized depreciation for all investments was $650,780 for all investments as of April 30, 2001.

NOTE 4--CAPITAL SHARE TRANSACTIONS
At April 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                     Institutional Class
         -----------------------------------------------
         For the Six Months Ended     For the Year Ended
                 April 30, 2001 1       October 31, 2000
         ------------------------     ------------------
             Shares       Amount    Shares       Amount
         -----------   ----------   -------  -----------
Sold         102,588   $1,498,465    40,220  $   733,005
Reinvested   123,066    1,731,544        --           --
Redeemed     (37,203)    (571,563)  (92,859)  (1,760,815)
             -------   ----------   -------  -----------
Net increase
  (decrease) 188,451   $2,658,446   (52,639) $(1,027,810)
             =======   ==========   =======  ===========

                                       Investment Class
         ----------------------------------------------
         For the Six Months Ended    For the Year Ended
                April 30, 2001 1       October 31, 2000
         ------------------------    ------------------
              Shares       Amount    Shares      Amount
              ------     --------    ------    --------
Sold           1,350     $ 20,346     1,171    $ 20,512
Reinvested     7,800      108,492        --          --
Redeemed      (1,295)     (19,170)   (1,548)    (25,984)
              ------     --------    ------    --------
Net increase
  (decrease)   7,855     $109,668      (377)   $ (5,472)
              ======     ========    ======    ========

--------------------------------------------------------------------------------
1 Unaudited.


NOTE 5--FUND REORGANIZATION
At its meeting on August 19, 1999, the Board of Trustees approved a tax-free transfer of substantially all of the assets of Smaller Companies Fund to Deutsche Small Cap Fund, an affiliate of the Trust, and assumption by Deutsche Small Cap Fund of all of the liabilities of Smaller Companies Fund, in exchange solely for the shares of common stock of Deutsche Small Cap Fund and the distribution of shares of Deutsche Small Cap Fund to the shareholders of Smaller Companies Fund. On May 31, 2001, Institutional Class and Investment Class shareholders of the Smaller Companies Fund received Investment Class Shares of the Deutsche SmallCap Fund in a complete transfer of assets from the Smaller Companies Fund. Smaller Companies Fund is terminated as of May 31, 2001.

NOTE 6--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of April 30, 2001, there were two shareholders who individually held greater than 10% of the outstanding shares of the Smaller Companies Fund. Collectively, these shareholders held 72.70% of the total shares outstanding of the Fund.



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For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                            DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                            PO BOX 219210
                            KANSAS CITY, MO 64121-9210
or call toll-free:          1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Smaller Companies Fund--Institutional Class              CUSIP #61735K844
Smaller Companies Fund--Investment Class                 CUSIP #61735K745
                                                         362/366SA (6/01)
Distributed by:
ICC Distributors, Inc.